Exhibit 10.12.1
June 10, 2009
VIA FEDEX AND FACSIMILE
Sovereign Life Financing, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, FL 33487
Attention: Mr. Jonathan Neuman
Facsimile: 561-995-4203
Imperial Finance, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, FL 33487
Attention: Mr. Jonathan Newnan
Facsimile: 561-995-4203
Re:      Settlement Agreement, dated May 19. 2009 (the “Settlement Agreement”) among Acorn Capital Group. LLC (“Acorn”), Sovereign Life Financing, LLC and Imperial Premium Finance, LLC
Dear Jonathan:
          Please See the enclosed Assignment, dated June 1, 2009, pursuant to which Acorn assigned all of its rights and obligations under the Settlement Agreement accruing on or after June 1, 2009 to Asset Based Resource Group, LLC (“ABRG”) and ABRG assumed all of Acorn’s rights and obligations thereto accruing on or after June 1,2009, which Assignment has been acknowledged and approved by the Majority Noteholders (as defined in the Settlement Agreement).
          Following the effectiveness of the Assignment, Acorn no longer has any rights and obligations under the Settlement Agreement and hereby directs that any notices under the Settlement Agreement required to be provided to Acorn shall instead be provided to ABRG at the following address:
Asset Based Resource Group, LLC
Attention: Mark Sullivan
1177 High Ridge Road
Stamford, Connecticut 06905
Tel: 203-321-1263
Fax: 203321 1273

Very truly yours, ACORN CAPITAL GROUP, LLC
By:	/s/ Marlon Quan
	Name:	Marlon Quan
	Title:	Managing Member

ASSET BASED RESOURCE GROUP, LLC
By:	/s/ Mark Sullivan
	Name:	Mark Sullivan
	Title:	Member

CC: Jesus E. Cuza
Greenberg Traung, PA
401 East Las Olas Blvd.
Suite 2000
Fort Lauderdale, FL 33301
Facsimile: 954-765-1477
encls

Exhibit 10.12.1
ASSIGNMENT
          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Acorn Capital Group, LLC, a Delaware limited liability company, (“Acorn”) hereby assigns and transfers to Asset Based Resource Group, LLC, a Connecticut limited liability company (“ABRQ”) all of Acorn’s rights and obligations under the Settlement Agreement, dated May 19, 2009, among Acorn, Sovereign Life Financing, LLC and Imperial Premium Finance, LLC (the “Settlement Agreement”) accruing on or after the date hereof and ABRG hereby accepts such assignment and transfer and hereby assumes all of Acorn’s obligations under the Settlement Agreement accruing on or after the date hereof. Acorn represents and warrants that this Assignment is made pursuant to and in accordance with Section 9.7 of the Settlement Agreement, that Acorn has obtained all requisite consents to enter into this Assignment and that Stewardship Credit Arbitrage Fund Ltd. may rely upon this Assignment. This Assignment shall be effective as of the date hereof.
Dated: June 1, 2009

ACORN CAPITAL GROUP, LLC
By:	/s/ Marlon Quan
	Name:	Marlon Quan
	Title:	Managing Member

ASSET BASED RESOURCE GROUP, LLC
By:	/s/ Mark Sullivan
	Name:	Mark Sullivan
	Title:	Member

Acknowledged and Approved on this _ day of June, 2009

STEWARDSHIP CREDIT ARBITRAGE FUND LTD., as Noteholder
By:	/s/ Peter Mitchell
	Name:	Peter Mitchell
	Title:	Court Appointed Liquidator

LIVINGSTON ACRES, LLC, as Noteholder
By:	/s/ Orlando Figueroa
	Name:	Orlando Figueroa
	Title:	Independent Manager